UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

H&E EQUIPMENT SERVICES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 30, 2023, H&E Equipment Services, Inc. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders to be held on May 12, 2023.

This supplement to the Proxy Statement is being filed to add a fourth proposal inserted as Proposal No. 4, which is an advisory vote on the frequency of holding an advisory vote compensation of the Company’s named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. The Company is asking its stockholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated April 3, 2023 (the “Supplement”). The Board’s recommendation is that the Company continue to hold such an advisory vote on an annual basis and that the stockholders therefore vote for a frequency of “EVERY YEAR”.

This supplement includes (i) the updated Notice of Annual Meeting of Stockholders reflecting the addition of Proposal No. 4; (ii) the Supplement, which adds Proposal No. 4 to the Proxy Statement; and (iii) the amended proxy card to be distributed to the Company’s stockholders reflecting the addition of Proposal No. 4. No other changes are being made to the Proxy Statement.

Notice of Annual Meeting of Stockholders

To Our Stockholders:

You are invited to attend the H&E Equipment Services, Inc. 2023 Annual Meeting of Stockholders.

Date:	May 12, 2023
Time:	7:30 a.m. Central Time
Place:	Grand Hyatt DFW Hotel Asia Room 2337 South International Parkway DFW Airport, Texas 75261

Only stockholders who owned stock of record at the close of business on March 23, 2023 can vote at this meeting or any adjournments or postponements thereof that may take place.

At the Annual Meeting we will consider and act upon the following matters:

(1) the election of eleven directors, each for a term of one year or until their respective successors have been elected and qualified;

(2) the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(3) an advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement;

(4) a non-binding, advisory vote of the Company’s stockholders regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers; and

(5) such other business as may properly come before the meeting.

We consider your vote important and encourage you to vote as soon as possible.

H&E Equipment Services, Inc.

7500 Pecue Lane,

Baton Rouge, Louisiana 70809

Supplement to the Proxy Statement

for the 2023 Annual Meeting of Stockholders

to be held Friday, May 12, 2023

Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” or “the Company” refer to H&E Equipment Services, Inc., together with its subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of the Company’s common stock (“Common Stock”).

On March 30, 2023, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders of the Company to be held on Friday, May 12, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made it available to our stockholders on the Internet.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record at the close of business on March 23, 2023, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 30, 2023, previously made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal No. 4. Stockholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, May 12, 2023.

The Company’s 2023 Notice of Annual Meeting of Stockholders, as amended, the Company’s 2023 Proxy Statement, this Supplement to Proxy Statement, the form of Proxy Card, and the Company’s Annual Report to Stockholders for the year ended 2022 are also available at www.he-equipment.com.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION – PROPOSAL NO. 4 ON THE PROXY CARD

In Proposal No. 3, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of our NEOs, which is described in the section titled “Compensation Discussion and Analysis” and in the related compensation tables and narrative discussion in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote. In this Proposal No. 4, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the stockholders. Abstentions and broker non-votes are not considered votes cast for any frequency.

The Board recommends that the advisory vote on executive compensation be held every year. An annual vote will allow our stockholders to provide us with regular input on the important subject of executive compensation and allow the Company’s Board and Compensation Committee to consider any issue of concern to stockholders as promptly as possible. Although the vote on the frequency of advisory votes on executive compensation is not binding, the Compensation Committee and the Board will consider the result of the vote in determining what the frequency will be.

The Board of Directors of the Company unanimously recommends that you vote for a frequency of “EVERY Year” on Proposal 4.

SOLICITATION OF PROXIES

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will be considered an abstention in determining the outcome of Proposal 4.

If you sign and return the enclosed proxy card, it will revoke and replace any previous proxy you have submitted, so it is important to indicate your vote on each proposal on the enclosed proxy card.

Your shares will be voted as specified on the enclosed proxy card. If a proxy card is signed without choices specified, those shares will be voted FOR the election of the directors as recommended by the Board of Directors, as stated in this Proxy Statement and in the Notice of Internet Availability of Proxy Materials, (Proposal 1), FOR the ratification of the Audit Committee’s selection of BDO USA, LLP as the Company’s independent registered public accounting firm for 2023 (Proposal 2), FOR the approval on an advisory basis of executive compensation (Proposal 3), and “EVERY YEAR” for the frequency of the advisory vote on named executive officer compensation (Proposal 4) and at the discretion of the proxies on any other matters.

You are encouraged to complete, sign and return the proxy card or vote your shares via the phone or internet even if you expect to attend the meeting. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.

Step 1: Go to www.envisionreports.com/HEES. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. www.envisionreports.com/HEES Online Go to www.envisionreports.com/HEES or scan the QR code — login details are located in the shaded bar below. Votes submitted telephonically must be receieved by 7:00 P.M., Eastern Time, on May 11, 2023. Stockholder Meeting Notice. Important Notice Regarding the Availability of Proxy Materials for the H&E Equipment Services, Inc. Stockholder Meeting to be Held on May 12, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and details of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy statement and annual report before voting. The proxy statement and annual report to stockholders are available at: When you go online, you can aslo help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 2, 2023 to facilitate timely delivery. H&E Equipment Services, Inc.’s Annual Meeting of Stockholders will be held on May 12, 2023 at 7:30 a.m. Central Time at the Grand Hyatt DFW Hotel, Asia Room, 2337 South International Parkway, DFW Airport, Texas 75261. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and EVERY YEAR with respect to Proposal 4. 1. Election of Directors: 01 - John M. Engquist 02 - Bradley W. Barber 03 - Paul N. Arnold 04 - Gary W. Bagley 05 - Bruce C. Bruckmann 06 - Patrick L. Edsell 07 - Thomas J. Galligan III 08 - Lawrence C. Karlson 09 - Jacob Thomas 10 - Mary P. Thompson 11 - Suzanne H. Wood. 2. Ratification of appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2023. 3. Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement. 4. Advisory vote on the frequency of future advisory votes on Named Executive Officer compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HEES. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials H&E Equipment Services, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 2, 2023.